SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2009

NEW MILLENNIUM PRODUCTS

Wyoming

(State or other jurisdiction of incorporation)

         333-152678

           20-0846965

(Commission File Number)

(IRS Employer Identification No.)

300 Market Street, Suite 130-13, Chapel Hill, North Carolina

        27516

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (919) 370-4408

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01. Changes in Registrant’s Certifying Accountant

On December 22, 2009 the Registrant's former independent accountant The Blackwing Group LLC ("Blackwing") resigned as its auditor.  The report by Blackwing on the consolidated financial statements of the Registrant dated July 15, 2009, including  balance sheets as of March 31, 2009 and 2008 and the statements of operations, cash flows and statement of stockholders' equity for the year ended March 31, 2009 and the periods inception (August 22, 2007) to March 31, 2008 and inception (August 22, 2007) to March 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles, except for a explanatory paragraph regarding the Registrant's ability to continue as a going concern.  During the period covered by the financial statements through the date of resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Board of Directors accepted the resignation of The Blackwing Group.

During the fiscal years ended March 31, 2009 and 2008 and through February 18, 2010, there were no “reportable events” with respect to the Company as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On December 22, 2009 the Public Company Accounting Oversight Board (“PCOAB”) revoked The Blackwing Group, LLC’s registration because of violations of section 10(b) of the Securities and Exchange Act of 1934 (“Exchange Act”) and Rule 10b-5 thereunder in auditing the financial statements of two issuer clients from 2006 to 2008, violations of PCOAB rules and auditing standards, noncooperation with a Board inspection, and noncooperation with a Board investigation.

Based upon this action, the Registrant intends to provide re-audited financial statements for the period ended March 31,  2009 prior to or concurrently with its annual report for the period ending March 31,  2010. The Registrant has not yet engaged a new independent auditor but believes it will be able to accomplish the re-audit of the 2009 year end statements within the above described timeframe.

The Registrant has requested that The Blackwing Group, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)

Financial Statements.

None

(b) Exhibits

Exhibit 16.1. Amended letter from The Blackwing Group LLC.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 18, 2010

NEW MILLENNIUM PRODUCTS

By: /s/ Learned J. Hand

Learned J. Hand

Chief Executive Officer